March 30, 2010

VIA FEDERAL EXPRESS
AND ELECTRONIC MAIL

Capital Growth Systems, Inc., d/b/a Global Capacity
500 West Madison Street
Chicago, Illinois  60661
Attn.:  Patrick Shutt

Re:	Capital Growth Systems, Inc./ ACF CGS, L.L.C. Forbearance Fee

Dear Mr. Shutt:

We refer to that certain Term Loan and Security Agreement dated as of November 19, 2008 by and among CAPITAL GROWTH SYSTEMS, INC., d/b/a Global Capacity, a Florida corporation (“Parent”), GLOBAL CAPACITY GROUP, INC., a Texas corporation (“GCG”), CENTREPATH, INC., a Delaware corporation (“Centrepath”), 20/20 TECHNOLOGIES, INC., a Delaware corporation (“20/20 Inc.”), 20/20 TECHNOLOGIES I, LLC, a Delaware limited liability company (“20/20 LLC”), NEXVU TECHNOLOGIES, LLC, a Delaware limited liability company (“Nexvu”), CAPITAL GROWTH ACQUISITION, INC., a Delaware corporation (“CG Acquisition”), FNS 2007, INC., a Delaware corporation (“FNS”), GLOBAL CAPACITY DIRECT, LLC f/k/a VANCO DIRECT USA, LLC, a Delaware limited liability company (“GCD”), and MAGENTA NETLOGIC LIMITED, a company incorporated under the laws of England and Wales (“Magenta”; Parent, GCG, Centrepath, 20/20 Inc., 20/20 LLC, Nexvu, CG Acquisition, FNS, GCD and Magenta each referred to herein individually as a “Borrower” and collectively as the “Borrowers”), ACF CGS, L.L.C., a Delaware limited liability company (“Agent”), as administrative agent and the lenders party thereto (as amended, modified and/or restated from time to time, the “Loan Agreement”; all capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement).  Reference is also made to the Third Amendment to Forbearance Agreement of even date herewith by and between the Agent and the Borrowers which acknowledges the agreement of the Agent and the Lenders to temporarily forbear from exercising certain rights and remedies with respect to the Defaults under the Loan Agreement referenced therein (the “Forbearance”).

By execution of this letter agreement, in consideration of Agent and the Lenders granting the Forbearance, Borrowers hereby agree to pay to Agent, for the account of the Lenders, a fee in an amount equal to one percent (1.0%) of the outstanding balance of the Term Loan as of the date of this agreement, which fee shall be paid in cash simultaneously with the execution of this letter agreement (the “Forbearance Fee”).

The Forbearance Fee is fully earned by Lenders on the date hereof and shall be non-refundable.  The Forbearance Fee is separate and in addition to all other fees payable pursuant to the terms of the Loan Agreement and the other Loan Documents.

Borrowers acknowledge and agree that the Forbearance Fee constitutes a fee as consideration for entering into the Forbearance and is not intended as and does not constitute interest or a charge in the nature of interest.  Agent and Borrowers intend to comply at all times with applicable usury laws.  In no event or contingency shall the interest contracted for, charged, received, paid or agreed to be paid to Agent exceed the maximum amount permissible under applicable law.  If from any circumstance whatsoever, interest would otherwise be payable to Agent in excess of the maximum allowable rate, the interest payable shall be reduced to such maximum rate; and if from any circumstance Agent shall ever receive anything of value deemed interest by applicable law in excess of the maximum rate, an amount equal to any excessive interest shall be applied to the principal of the Term Loan as provided for in the Loan Agreement and not to the payment of interest.

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This letter agreement has been duly authorized, executed and delivered by Borrowers, and constitutes a legal, valid, binding and enforceable agreement against each, jointly and severally.  This letter agreement is governed by New York law, exclusive of its choice of law principles.

Sincerely,

ACF CGS, L.L.C., as Agent and a Lender

By:
Name: Eric Edidin
Title: Authorized Manager

Agreed as of the date first written above:

BORROWERS:

CAPITAL GROWTH SYSTEMS, INC.

By:
Name:
Title:

GLOBAL CAPACITY GROUP, INC.

By:
Name:
Title:

CENTREPATH, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES I, LLC

By:
Name:
Title:

NEXVU TECHNOLOGIES, LLC

By:
Name:
Title:

CAPITAL GROWTH ACQUISITION, INC.

By:
Name:
Title:

FNS 2007, INC.

By:
Name:
Title:

GLOBAL CAPACITY DIRECT, LLC, f/k/a
VANCO DIRECT USA, LLC

By:
Name:
Title:

MAGENTA NETLOGIC LIMITED

By:
Name:
Title